Exhibit 10.11

SETTLEMENT AGREEMENT AND RELEASES

THIS SETTLEMENT, TOGETHER WITH RELEASES (the "Agreement"), is made between and among James Ennis (“Ennis”), Scott Baily (“Baily”), Martin Boyle (“Boyle”), Hudson Capital Advisors (“Hudson”), Michael Vandetty (“Vandetty”) and CMG Holdings Group, Inc. (the “Company” and, together with Ennis, Baily, Boyle, Hudson, and Vandetty, the “Parties”).

RECITALS

WHEREAS, disagreements have arisen regarding actions taken or not taken on the part of Ennis, Baily, Boyle, Hudson, and/or Vandetty with regard to the Company, on the one hand, and actions taken or not taken by the Company with regard to Ennis, Baily, Boyle, Hudson,  and/or Vandetty, on the other hand; and

WHEREAS, Ennis, Baily, Boyle, Hudson and Vandetty deny having any liability to the Company with respect to any such disagreements; and

WHEREAS, the Company denies having any liability to Ennis, Baily, Boyle, Hudson and/or Vandetty with respect to any such disagreements; and

WHEREAS, the Parties wish to resolve fully and finally any and all issues pertaining to such disagreements in accordance with this Agreement,

NOW, THEREFORE, the Parties hereby agree as follows:

TERMS AND CONDITIONS

1.           On or before August 30, 2013, Ennis, Baily, Boyle, Hudson, and Vandetty shall, collectively, deliver to the Company (without any monetary payment by the Company) Thirty Three Million Eight Hundred Forty Six Thousand (33,846,000) shares of common stock of the Company, and Included in the common stock to be delivered hereunder shall be Two Million Five Hundred Thousand (2,500,000) shares that had been issued to or held by Connied, Inc. and all shares currently owned or controlled by Ennis.

2.           Vandetty represents that 2,500,000 shares that had been issued to or held by Connied, Inc. have been assigned to him, and that, together with the deliveries to be made under paragraph 1 hereof, Vandetty will deliver to the Company copies of the assignments of such shares.

3.           Upon the deliveries and tenders referred to in paragraphs 1 and 2, the General Releases and Promises Not to Sue by the Company provided for in paragraphs 8 and 9 hereof shall become effective.

4.           Upon the deliveries and tenders referred to in paragraphs 1 and 2, the Glenn B. Laken, on the one hand, and  Ennis, Baily, Boyle, Hudson and Vandetty, on the other hand, shall execute a Mutual General Release in the form annexed hereto as Exhibit A.

5.           Upon the execution of this Agreement, the General Releases and Promises Not to Sue by Ennis, Baily, Boyle, Hudson and Vandetty provided for in paragraphs 10 and 11 hereof shall become effective.

6.           Upon the deliveries and tenders referred to in paragraphs 1 and 2, (a) all obligations on the part of Ennis and Vandetty, as provided for in the Mutual Separation and Release Agreements executed by Ennis, Vandetty and the Company, dated December 1, 2013, shall have been satisfied, (b) the Lockup Agreements, referenced in and separately executed and attached to the Mutual Separation and Release Agreements, shall be terminated and shall thereafter have no further force or effect as to any shares in the Company owned by Vandetty or any shares in Audioeye, Inc. owned by either Ennis or Vandetty subsequent thereto, and (c)  the Company shall direct that its transfer agent, Corporate Stock Transfer, take such action as it may take to remove all restrictive legends on any shares in the Company retained by Vandetty  or  to reissue said shares without restrictions, and shall cooperate with Vandetty in providing any documentation or consents required by the transfer agent for such purpose.

7.           Notwithstanding the above, the General Releases and Covenants Not to Sue contained in the above-referenced Mutual Separation and Release Agreements, other than as specifically modified herein, shall remain in full force and effect.

COMPANY GENERAL RELEASES

8.           In consideration for the deliveries and tenders referred to in paragraphs 1 and 2 and other valuable consideration, and effective upon such deliveries and tenders, the Company unconditionally, irrevocably and absolutely releases and forever discharges Ennis, Baily, Boyle and Vandetty, together with their present and former employees, agents, attorneys, successors and assigns (in their capacities as such), and  Hudson, together with its present and former parents, subsidiaries and related entities, as well as any officers, directors, shareholders, employees, agents, attorneys, successors and assigns (in their capacities as such), from any and all claims from the beginning of the world to the date of this Agreement, and all losses, liabilities, claims, charges, demands and causes of action, known or unknown, accrued or unaccrued which the Company has or may have had against any of them.  These releases are intended to have the broadest possible application and include, but are not limited to, any and all tort, contract, personal injury, defamation, fraud, intentional or otherwise, common law, constitutional or other statutory claims, arising under any state and/or federal laws, and any and all claims for attorneys' fees, costs, and expenses.

The Company executes these releases with the full knowledge that the releases cover all possible claims that it may have or may have had against the parties covered thereby to the fullest extent permitted by law.

 COMPANY PROMISES NOT TO PROSECUTE

9.             In consideration for the deliveries and tenders referred to in paragraphs 1 and 2, and other valuable consideration, and effective upon such deliveries and tenders, the Company agrees that it will not prosecute or allow to be prosecuted on its behalf, in any administrative agency or court, whether state or federal, or in any arbitration proceeding, any claim or demand of any type related to the Parties’ disagreements.

OTHER PARTIES’ GENERAL RELEASES

10.             In consideration for the Company’s Agreements herein, and other good and valuable consideration, and effective upon the execution of this Agreement, Ennis, Baily, Boyle, Vandetty and Hudson unconditionally, irrevocably and absolutely release and forever discharge the Company, together with its present and former parents, subsidiaries and related entities, as well as any officers, directors, shareholders, employees, agents, attorneys, successors and assigns (in their capacities as such), from any and all claims from the beginning of the world to the date of this Agreement, and all losses, liabilities, claims, charges, demands and causes of action, known or unknown, accrued or unaccrued which Ennis, Baily, Boyle, Vandetty or Hudson has or may have had against any of them.  These releases are intended to have the broadest possible application and include, but are not limited to, any and all tort, contract, personal injury, defamation, fraud, intentional or otherwise, common law, constitutional or other statutory claims, arising under any state and/or federal laws, and any and all claims for attorneys' fees, costs, and expenses.

Ennis, Baily, Boyle, Vandetty and Hudson execute these releases with the full knowledge that the releases cover all possible claims that they may have or may have had against the parties covered thereby to the fullest extent permitted by law.

 OTHER PARTIES’ PROMISES NOT TO PROSECUTE

11.               In consideration for the Company’s Agreements herein, and other good and valuable consideration, and effective upon the execution of this Agreement, Ennis, Baily, Boyle, Vandetty and Hudson agree that they will not prosecute or allow to be prosecuted on their behalf, in any administrative agency or court, whether state or federal, or in any arbitration proceeding, any claim or demand of any type related to the Parties’ disagreements.

NO ADMISSIONS

12.           By entering into this Agreement, the Parties make no admission of any wrongdoing or that they have engaged, or are now engaging, in any unlawful conduct, and dispute any wrongdoing and/or that any unlawful conduct occurred.  It is understood that this settlement is not an admission of liability, but is in compromise of a dispute; that there has been no trial, arbitration or adjudication of any issue of law or fact herein, and that the parties deny liability and intend merely to avoid further expense of litigation or arbitration by entering into this Agreement.

NON-DISCLOSURE

13.           The Parties covenant and agree not to disclose the subject matter of the disagreements resulting in this Agreement unless required to do so by court order, subpoena or the directive of any governmental agency or authority, and that any party receiving such an order, an application for such an order, such a subpoena or such a directive shall promptly notify the other Parties to which the application, order, directive or subpoena relates.  No party will respond to, participate in or contribute to any public discussion or other publicity concerning the subject matter of the disagreements resulting in this Argeement.

Any violation of this provision shall be remediable by injunctive relief or specific performance in addition to any other remedies that are available to a party claiming such a violation.

14.           Each Party covenants and represents, to the best of their knowledge, that they presently are not plaintiffs, participants or parties to any suit, action, investigation or proceeding in which any of the Parties or related entities is a party or a target.

ENTIRE AGREEMENT

15.           This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof.  It is agreed that there are no collateral agreements or representations, written or oral that are not contained in this Agreement.

SEVERABILITY

16.           Should it be determined by a court of competent jurisdiction that any term of this Agreement is unenforceable, then that term shall be deemed to be deleted.  The validity and enforceability of the remaining terms, however, shall not be affected by the deletion of the unenforceable term or terms.

APPLICABLE LAW

17.           The validity, interpretation and performance of this Agreement shall be construed and interpreted according to the laws of the State of New York, and each Party waives trial by jury of any issue triable hereunder.

ATTORNEYS' FEES

18.           All parties to this Agreement agree that they will bear their own costs and attorneys' fees, if any.

MODIFICATIONS

19.           This Agreement may be amended only by a written instrument signed by all parties to this Agreement.

BINDING ON SUCCESSORS

 20.           The Parties agree that this Agreement shall be binding on, and inure to the benefit of, their successors, heirs and/or assigns.

NO ASSIGNMENT

 21.           The Parties warrant and represent that they have not assigned or transferred to any person not a party to this Agreement any released matter or any right to any payment or other consideration provided pursuant to this Agreement.

COUNTERPARTS

22.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and will become effective and binding upon the parties at such time as all the signatories hereto have signed a counterpart of this Agreement.  All counterparts so executed shall constitute one Agreement binding on the parties hereto, and the parties hereto shall sign a sufficient number of counterparts so that each party will receive a fully executed original of this Agreement.

SURVIVAL

23.           The parties understand that the terms of this Agreement are contractual, shall survive the execution of the Releases contained herein, and shall continue in full force and effect thereafter.

The Parties to this Agreement, with the opportunity to obtain representation and advice of counsel, have read the foregoing Agreement and fully understand each and every provision contained herein.

James Ennis

STATE OF	)

COUNTY OF	)
The foregoing instrument was acknowledged before me this ____ day of March, 2013, by ________________.  He or she is (check one) [   ] personally known to me or [   ] has produced __________________________ as identification.

WITNESS my hand and official seal in the county and state named above this ___ day of ____________________, A.D., 2013.

NOTARY PUBLIC, State of

Print Name:___________________________
Commission No.:______________________
Commission Expires:___________________

Scott Baily

STATE OF	)

COUNTY OF	)
The foregoing instrument was acknowledged before me this ____ day of March, 2013, by ________________.  He or she is (check one) [   ] personally known to me or [   ] has produced __________________________ as identification.

WITNESS my hand and official seal in the county and state named above this ___ day of ____________________, A.D., 2013.

NOTARY PUBLIC, State of

Print Name:___________________________
Commission No.:______________________
Commission Expires:___________________

Martin Boyle

STATE OF	)

COUNTY OF	)
The foregoing instrument was acknowledged before me this ____ day of March, 2013, by ________________.  He or she is (check one) [   ] personally known to me or [   ] has produced __________________________ as identification.

WITNESS my hand and official seal in the county and state named above this ___ day of ____________________, A.D., 2013.

NOTARY PUBLIC, State of

Print Name:___________________________
Commission No.:______________________
Commission Expires:___________________

Hudson Capital Advisors

By:___________________________
Name:_________________________
Its:____________________________

STATE OF	)

COUNTY OF	)
The foregoing instrument was acknowledged before me this ____ day of March, 2013, by ________________.  He or she is (check one) [   ] personally known to me or [   ] has produced __________________________ as identification.

WITNESS my hand and official seal in the county and state named above this ___ day of ____________________, A.D., 2013.

NOTARY PUBLIC, State of

Print Name:___________________________
Commission No.:______________________
Commission Expires:___________________

Michael Vandetty

STATE OF	)

COUNTY OF	)
The foregoing instrument was acknowledged before me this ____ day of March, 2013, by ________________.  He or she is (check one) [   ] personally known to me or [   ] has produced __________________________ as identification.

WITNESS my hand and official seal in the county and state named above this ___ day of ____________________, A.D., 2013.

NOTARY PUBLIC, State of

Print Name:___________________________
Commission No.:______________________
Commission Expires:___________________

CMG Holdings Group, Inc.

By:___________________________
Name:_________________________
Its:____________________________

STATE OF	)

COUNTY OF	)
The foregoing instrument was acknowledged before me this ____ day of March, 2013, by ________________.  He or she is (check one) [   ] personally known to me or [   ] has produced __________________________ as identification.

WITNESS my hand and official seal in the county and state named above this ___ day of ____________________, A.D., 2013.

NOTARY PUBLIC, State of

Print Name:___________________________
Commission No.:______________________
Commission Expires:___________________

EXHIBIT A

MUTUAL GENERAL RELEASES

In consideration for the releases of each party hereunder and other valuable consideration, Glenn B. Laken (as one party) and  James Ennis, Scott Baily, Martin Boyle, Hudson Capital Advisors and Michael Vandetty (collectively as another party) hereby unconditionally, irrevocably and absolutely release and discharge the other party, any and all parents, subsidiaries and related entities of the other party, as well as any present and former employees, officers, members, directors, partners, shareholders, agents, successors and assigns of the other party (in their capacities as such), from any and all claims, from the beginning of the world to the date of this Agreement, and all losses, liabilities, claims, charges, demands and causes of action, known or unknown, accrued or unaccrued which any party has or may have had against the other.  This release is intended to have the broadest possible application and includes, but is not limited to, any and all tort, contract, personal injury, defamation, fraud, intentional or otherwise, common law, constitutional or other statutory claims, arising under any state and/or federal laws, and any and all claims for attorneys' fees, costs, and expenses.

The parties execute these releases with the full knowledge that the releases cover all possible claims that one party may have or may have had against the other, to the fullest extent permitted by law.

Glenn B. Laken

STATE OF	)

COUNTY OF	)
The foregoing instrument was acknowledged before me this ____ day of March, 2013, by ________________.  He or she is (check one) [   ] personally known to me or [   ] has produced __________________________ as identification.

WITNESS my hand and official seal in the county and state named above this ___ day of ____________________, A.D., 2013.

NOTARY PUBLIC, State of

Print Name:___________________________
Commission No.:______________________
Commission Expires:___________________

James Ennis

STATE OF	)

COUNTY OF	)
The foregoing instrument was acknowledged before me this ____ day of March, 2013, by ________________.  He or she is (check one) [   ] personally known to me or [   ] has produced __________________________ as identification.

WITNESS my hand and official seal in the county and state named above this ___ day of ____________________, A.D., 2013.

NOTARY PUBLIC, State of

Print Name:___________________________
Commission No.:______________________
Commission Expires:___________________

Scott Baily

STATE OF	)

COUNTY OF	)
The foregoing instrument was acknowledged before me this ____ day of March, 2013, by ________________.  He or she is (check one) [   ] personally known to me or [   ] has produced __________________________ as identification.

WITNESS my hand and official seal in the county and state named above this ___ day of ____________________, A.D., 2013.

NOTARY PUBLIC, State of

Print Name:___________________________
Commission No.:______________________
Commission Expires:___________________

Martin Boyle

STATE OF	)

COUNTY OF	)
The foregoing instrument was acknowledged before me this ____ day of March, 2013, by ________________.  He or she is (check one) [   ] personally known to me or [   ] has produced __________________________ as identification.

WITNESS my hand and official seal in the county and state named above this ___ day of ____________________, A.D., 2013.

NOTARY PUBLIC, State of

Print Name:___________________________
Commission No.:______________________
Commission Expires:___________________

Hudson Capital Advisors

By:___________________________
Name:_________________________
Its:____________________________

STATE OF	)

COUNTY OF	)
The foregoing instrument was acknowledged before me this ____ day of March, 2013, by ________________.  He or she is (check one) [   ] personally known to me or [   ] has produced __________________________ as identification.

WITNESS my hand and official seal in the county and state named above this ___ day of ____________________, A.D., 2013.

NOTARY PUBLIC, State of

Print Name:___________________________
Commission No.:______________________
Commission Expires:___________________

Michael Vandetty

STATE OF	)

COUNTY OF	)
The foregoing instrument was acknowledged before me this ____ day of March, 2013, by ________________.  He or she is (check one) [   ] personally known to me or [   ] has produced __________________________ as identification.

WITNESS my hand and official seal in the county and state named above this ___ day of ____________________, A.D., 2013.

NOTARY PUBLIC, State of

Print Name:___________________________
Commission No.:______________________
Commission Expires:___________________

CMG Holdings Group, Inc.

By:___________________________
Name:_________________________
Its:____________________________

STATE OF	)

COUNTY OF	)
The foregoing instrument was acknowledged before me this ____ day of March, 2013, by ________________.  He or she is (check one) [   ] personally known to me or [   ] has produced __________________________ as identification.

WITNESS my hand and official seal in the county and state named above this ___ day of ____________________, A.D., 2013.

NOTARY PUBLIC, State of

Print Name:___________________________
Commission No.:______________________
Commission Expires:___________________